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                                                              EXHIBIT 99.02

               CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

  I, Robert Ralph Parks, hereby consent to the use, in the Registration Statement on Form S-1 of KBW, Inc., to which this consent is filed as an exhibit included therein, of my name as a person named to become a director of KBW, Inc.

                                          /s/ R. Ralph Parks
                                          -------------------------------------

                                          Robert Ralph Parks

Date: April 1, 1999